UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2016

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd.

Petaluma, CA 94954

(Address of principal executive offices)

(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Oculus Innovative Sciences, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 6, 2016, we changed our name from Oculus Innovative Sciences, Inc. to Sonoma Pharmaceuticals, Inc. The name change was made pursuant to Section 242 of the Delaware General Corporation Law by amending Article I of our Restated Certificate of Incorporation, as amended, to change our name to Sonoma Pharmaceuticals, Inc. pursuant to a certificate of amendment filed with the Secretary of State of the State of Delaware on December 6, 2016. A copy of the certificate of amendment is attached hereto as Exhibit 3.1 and is hereby incorporated by reference.

In addition, we amended our amended and restated bylaws, as amended, by substituting Sonoma Pharmaceuticals, Inc. for Oculus Innovative Sciences, Inc. in the title to reflect our new name. A copy of the amended and restated bylaws, as amended, is attached hereto as Exhibit 3.2 and is hereby incorporated by reference.

Item 9.01       Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Sonoma Pharmaceuticals, Inc., as amended, effective December 6, 2016

3.2	Amended and Restated Bylaws, as amended, of Sonoma Pharmaceuticals, Inc., effective December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonoma Pharmaceuticals, Inc.
(Registrant)

Date: December 7, 2016	/s/ Jim Schutz
Name: Jim Schutz
Title: Chief Executive Officer